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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 20, 2001
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                           5B Technologies Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                 DELAWARE                                0-27190
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       (State or Other Jurisdiction                    (Commission
             of Incorporation)                         File Number)


                   100 Sunnyside Boulevard, Woodbury, NY 11797
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                    (Address of Principal Executive Offices)

                  Registrant's telephone number, (516) 677-6100

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.
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         On August 20, 2001, 5B Technologies Corporation (the "Registrant")
filed a Form 10-Q for the quarterly period ended June 30, 2001 with a copy of the Certificate of Designation for Series C 6% Convertible Preferred Stock, Series D 6% Convertible Preferred Stock and Series E 6% Convertible Preferred Stock of Registrant (the "Series C, D and E Certificate of Designation") included as Exhibit 3.5 thereto.

         On November 5, 2001, the Registrant filed a Form 8-K/A with a Certificate of Designation for the Series F Convertible Preferred Stock and Series G Convertible Preferred Stock of Registrant (the "Series F and G Certificate of Designation") included as Exhibit 3.6 thereto.

         In compliance with NASDAQ regulation requirements for shareholder approval, the Registrant filed a Certificate of Amendment for the Series C, D and E Certificate of Designation and a Certificate of Correction for the Series F and G Certificate of Designation with the Secretary of State for the State of Delaware on December 10, 2001. A copy of each of the amended and restated Series C, D and E Certificate of Designation and Series F and G Certificate of Designation are filed as Exhibits 3.7 and 3.8, respectively, on this Form 8-K/A.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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(c)      Exhibits included herein:

         3.7 Certificate of Designation of Series C 6% Convertible Preferred Stock, Series D 6% Convertible Preferred Stock and Series E 6% Convertible Preferred Stock of 5B Technologies Corporation.

         3.8 Certificate of Designation of Series F Convertible Preferred Stock and Series G Convertible Preferred Stock of 5B Technologies Corporation.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    5B TECHNOLOGIES CORPORATION


Date:  January 8, 2002              By:  /s/ Glenn Nortman
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                                         Glenn Nortman, Chief Executive Officer


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